UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2008

INTERNATIONAL RECTIFIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7935	95-1528961
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

233 Kansas Street
El Segundo, California		90245
(Address of principal executive offices)		(Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b)  Resignation of Director/Resignation of Officer

A.  On April 17, 2008, the Company and Eric Lidow entered into an agreement (“Lidow Agreement”) pursuant to which Mr. Lidow resigned as Chairman of the Board and as a Director of International Rectifier Corporation (the “Company”) and retired from the Company, to be effective May 1, 2008.  A copy of the Lidow Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Pursuant to the Lidow Agreement, the Company will provide Mr. Lidow with certain office, secretarial and transportation assistance, and will provide Mr. Lidow and his spouse with medical and life insurance benefits for the remainder of their lives equal to those presently provided to them by the Company.  In addition, Mr. Lidow will be entitled to exercise his options to purchase shares of the Company’s common stock until the later of eighteen months from the effective date of his resignation or sixty days following the date on which the Company becomes current in its periodic reports with the Securities and Exchange Commission (“SEC”).  Additionally, under the Lidow Agreement, the Executive Employment Agreement between the Company and Mr. Lidow, dated May 15, 1991, as amended, is terminated effective May 1, 2008.   The foregoing description is not complete and is qualified in its entirety by reference to the actual Lidow Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by this reference.

B.  On April 17, 2008, following the resignation of Mr. Lidow, the Board of Directors of the Company appointed Richard J. Dahl as Chairman of the Board, to be effective May 1, 2008.

C.  On April 16, 2008, Linda J. Pahl resigned as Chief Financial Officer (acting) of the Company.

In connection with Ms. Pahl’s resignation, the Company and Ms. Pahl entered into a separation agreement dated April 16, 2008 (the “Pahl Separation Agreement”), and the Company and Pahl Consulting, Inc., of which Ms. Pahl is the principal, entered into a Consulting Agreement dated April 16, 2008 (the “Pahl Consulting Agreement”).  Copies of the Pahl Separation Agreement and the Pahl Consulting Agreement are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

Pursuant to the Pahl Separation Agreement, Ms. Pahl would receive (i) all earned salary, vacation and bonus payments pro-rated to the date of her departure, (ii) a severance payment equal to the sum of $40,000 plus one year’s base pay, and (iii) additional severance pay equal to 50% of one year’s base pay if Ms. Pahl remains available as a consultant to the Company until the completion and filing with the SEC of the Company’s contemplated restatement and related reports.  Additionally, under the Pahl Separation Agreement, Ms. Pahl is entitled to receive two month’s COBRA premiums at Company expense and certain outplacement assistance in accordance with Company practices.  As of April 16, 2008, all unvested equity awards held by Ms. Pahl were cancelled, but Ms. Pahl will be entitled to exercise her vested options to purchase shares of the  Company’s common stock until the later of one year from her date of resignation or ninety days following the date on which the Company becomes current in its periodic reports with the SEC.  The Pahl Separation Agreement additionally (i) contains a release from Ms. Pahl, with certain negotiated exclusions, and (ii) terminates the prior Severance Agreement, dated October 29, 2007 and Letter Agreement, dated March 6, 2008, entered into between Ms. Pahl and the Company.

Pursuant to the Pahl Consulting Agreement, Pahl Consulting, Inc. agrees to provide Company with the consulting services of Ms. Pahl relating to the financial reconstruction and restatement activities of the Company for a fee of $3,000 per day and a term of up to six months.

The foregoing descriptions of the Pahl Separation Agreement and the Pahl Consulting Agreement are not complete and are qualified in their entirety by reference to the actual agreements, copies of which are filed as Exhibits 10.2 and 10.3  hereto, respectively.

5.02(c) Appointment of Officer

(1) On April 16, 2008, the Board of Directors (the “Board”) of International Rectifier Corporation (the “Company”) appointed Mr. Peter B. Knepper to the position of Chief Financial Officer (acting), effective April 16, 2008, reporting directly to the Company’s Chief Executive Officer and President.

(2)  Mr. Knepper, age 59, is and has been since January 2007 a member of Tatum LLC.  Mr. Knepper is, and has been since May 2005, a member of the Board of Directors of MDI, Inc., a publicly traded company serving the security products industry.  At  MDI, Mr. Knepper has also served as (i) Chairman of the Audit Committee since November 2007 and from May 2005 through January 2006, (ii) a member of the Compensation Committee currently and at various times since 2005, and most recently since June 7, 2007, and (iii) Interim Chief Financial Officer from January through June 2006.  Mr. Knepper has also served as Executive Vice President and Chief Financial Officer of Key3Media Group, Inc. from March 2000 through December 2003, during which time Key3Media Group, Inc. filed for protection under Chapter 11 of US bankruptcy laws.  Mr. Knepper is a principal in GKR Entertainment LLC, a member of Dream Team Entertainment LLC.  There is no family relationship between Mr. Knepper and any officer or director of the Company.

(3) Mr. Knepper and the Company executed a letter agreement on April 16, 2008 (the “Offer Letter”) pursuant to which Mr. Knepper will serve as Chief Financial Officer (acting).  The Offer Letter is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Pursuant to the Offer Letter, Mr. Knepper will receive: (i) a monthly salary of $63,000, and (ii) participation in the Company’s executive bonus plan, with a bonus target of 35% of base salary.  Mr. Knepper will be eligible to participate in vacation, medical, dental, life insurance, 401K and other benefit plans as other senior executives in accordance with standard Company plans and practices.  Mr. Knepper had previously been providing certain services to the Company under a separate services agreement with Tatum, LLC and is currently a member of Tatum, LLC.  Under the Offer Letter, Mr. Knepper will retain his membership and interest with Tatum.

The foregoing description of the Offer Letter is not complete and is qualified in its entirety by reference to the actual Offer Letter, a copy of which is filed as Exhibit 10.4 hereto.  Other than as set forth in the Offer Letter, there was no arrangement or understanding between Mr. Knepper and any other person pursuant to which he was elected to his new position.

                (4) Other than as set forth in the Offer Letter, there have been no transactions, and no transactions are proposed, by Mr. Knepper with related persons as defined by Item 404(a) of Regulation S-K.

(5) The Offer Letter sets out the compensation, incentives and other terms and conditions of Mr. Knepper’s employment in the position of Chief Financial Officer (acting).

5.02(e) Compensatory Arrangements of Officer

A.  Information regarding Ms. Pahl’s compensatory arrangements is contained in the response to Item 5.02(c) above, which information is incorporated in this Item 5.02(e) by reference.

B.  Information regarding Mr. Knepper’s compensatory arrangements is contained in the response to Item 5.02(c) above, which information is incorporated in this Item 5.02(e) by reference.

Item 7.01.                                          Regulation FD Disclosure.

A.  On April 16, 2008, the Company issued a press release announcing the appointment of Peter B. Knepper as acting Chief Financial Officer of the Company and the resignation of Linda J. Pahl as acting Chief Financial Officer of the Company.  A copy of the Company’s press release is attached as Exhibit 99.1 and incorporated herein by reference.

B.  On April 21, 2008, the Company issued a press release announcing the retirement of Chairman of the Board Eric Lidow.  A copy of the Company’s press release is attached as Exhibit 99.2 and incorporated herein by reference.

C.  On April 21, 2008, the Company issued a press release announcing the appointment of Richard J.  Dahl as Chairman of the Board.  A copy of the Company’s press release is attached as Exhibit 99.3 and incorporated herein by reference.,

The information in this Item 7.01 of this report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3. will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.  The furnishing of the information in this Item 7.01 of this report is not intended to and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material investor information that is not otherwise publicly available.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                                                                                 Exhibits

Exhibit Number	Description

10.1	Agreement dated April 17, 2008, between International Rectifier Corporation and Eric Lidow.
10.2	Separation Agreement, dated April 16, 2008, between International Rectifier Corporation and Linda J. Pahl.
10.3	Consulting Agreement, dated April 16, 2008, between International Rectifier Corporation and Pahl Consulting, Inc.
10.4	Letter Agreement, dated April 16, 2008, between International Rectifier Corporation and Peter B. Knepper.
99.1

Press release of International Rectifier Corporation, dated April 16, 2008, announcing the appointment of Peter B. Knepper as acting Chief Financial Officer and the resignation of Linda J. Pahl as acting Chief Financial Officer.

99.2	Press Release of International Rectifier Corporation, dated April 21, 2008, announcing the retirement of Chairman of the Board Eric Lidow.
99.3	Press Release of International Rectifier Corporation, dated April 21, 2008, announcing the appointment of Richard J. Dahl as Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL RECTIFIER
CORPORATION

Date: April 21, 2008	By	/s/ Donald R. Dancer
Donald R. Dancer,
Executive Vice President and Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Agreement dated April 17, 2008, between International Rectifier Corporation and Eric Lidow.
10.2	Separation Agreement, dated April 16, 2008, between International Rectifier Corporation and Linda J. Pahl.
10.3	Consulting Agreement, dated April 16, 2008, between International Rectifier Corporation and Pahl Consulting, Inc.
10.4	Letter Agreement, dated April 16, 2008, between International Rectifier Corporation and Peter B. Knepper.
99.1

Press release of International Rectifier Corporation, dated April 16, 2008, announcing the appointment of Peter B. Knepper as acting Chief Financial Officer and the resignation of Linda J. Pahl as acting Chief Financial Officer.

99.2	Press Release of International Rectifier Corporation, dated April 21, 2008, announcing the retirement of Chairman of the Board Eric Lidow.
99.3	Press Release of International Rectifier Corporation, dated April 21, 2008, announcing the appointment of Richard J. Dahl as Chairman of the Board.